WILSHIRE VARIABLE INSURANCE TRUST SUMMARY PROSPECTUS MAY 1, 2014
Balanced Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2014, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/VITDocuments, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Balanced Fund (the “Fund”) seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.16%
Other Expenses	0.18%
Acquired Fund Fees and Expenses**	1.16%
Total Annual Fund Operating Expenses	1.50%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest in underlying affiliated funds (the “Underlying Funds”) and may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), which include both exchange-traded funds and exchange-traded notes.

Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently include the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Fund may also invest in high-yield bonds rated below investment grade credit quality. The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

WIL-SM-008-0700

The following describes the types of securities in which the Income Fund is permitted to invest:

Principal Investment Strategies

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays U.S. Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•
The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•
The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•
The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Small Company Value Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Wilshire International Equity Fund is permitted to invest:

The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Wilshire International Equity Fund invests in companies organized outside the United States. Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies. The Wilshire International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Wilshire International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Wilshire International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Wilshire International Equity Fund may also invest in fixed-income securities of foreign governments and companies. The Wilshire International Equity Fund uses a multi-manager strategy with subadvisers who may employ different strategies.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Equity Risk. The principal risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Income Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a fund's net asset value.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of a fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

Liquidity Risk. A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Style Risk. The risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Wilshire International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies.

Market Risk. For equity securities, stock market movements may affect a fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index and additional indexes with characteristics relevant to the Fund. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 9/30/09) and the lowest return for a quarter was (12.16)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)*	18.02%	12.63%	6.65%

*	The Stock/Bond Composite shown above consists of 50% of the S&P 500 Index, 35% of the Barclays U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index.

Management

Adviser

Wilshire Associates Incorporated

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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